UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 28, 2022

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 2.02    Results of Operations and Financial Condition

On April 28, 2022, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) announced its financial results for the quarter and year ended March 31, 2022. A copy of the press release announcing Seacoast’s results for the quarter ended March 31, 2022 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On April 29, 2022, Seacoast will hold an investor conference call to discuss its financial results for the quarter and year ended March 31, 2022. Attached as Exhibit 99.2 are charts (available on the Company’s website at www.seacoastbanking.com) containing information used in the conference call and incorporated herein by reference. All information included in the charts is presented as of March 31, 2022, and the Company does not assume any obligation to correct or update said information in the future.

The information in Items 2.02 and 7.01, as well as Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 28, 2022, with respect to Seacoast's financial results for the quarter ended March 31, 2022
99.2	Data on website containing information used in the conference call to be held on April 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Exhibits 99.1 and 99.2 referenced herein, contain “forward-looking statements” within the meaning of Section 28A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that we have acquired, or expected to acquire, including Florida Business Bank and Sabal Palm Bank, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S.economy. Actual results may differ from those set forth in the forward-looking statements.

This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Apollo Bancshares, Inc., as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse impact of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third-party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior (including as a result of economic factors); changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the Paycheck Protection Program (“PPP”); Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses.

The risks relating to the proposed Apollo Bancshares, Inc. merger include, without limitation, failure to obtain the approval of shareholders of Apollo Bancshares, Inc. and Apollo Bank in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to the closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and Apollo Bancshares, Inc., including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; and the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors", and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
(Registrant)

Dated: April 28, 2022	/s/ Tracey L. Dexter
TRACEY L. DEXTER
Chief Financial Officer